UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                        September 8, 2000

                 Commission File Number: 0-25619


               -----------------------------------

              HAMILTON-McGREGOR INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)


New York, U.S.A.                                       11-3280448
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


     1719 Route 10 W, Suite 119, Parsippany, New Jersey 07054
             (Address of principal executive offices)

                          (973) 292-2833
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

          (i)  On September 8, 2000, Hamilton-McGregor
International, Inc. (the "Registrant"), was informed by its auditors, Vincent J. Batyr & Co., that the firm would no longer be representing the Registrant as its accountants. A copy of such letter, dated September 8, 2000, is filed as Exhibit 16.1 to this Form 8-K.

          (ii) Vincent J. Batyr & Co. have previously reported on the consolidated financial statements for the Company.

          (iii) There have been no disagreements with Vincent J. Batyr & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Vincent J. Batyr & Co. would have caused them to make reference thereto in their report on the consolidated financial statements for any years for which an audit was undertaken.

          (iv) During the most recent fiscal year and through September 8, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (v) The Registrant has requested that Vincent J. Batyr & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 5, 2000, is filed as Exhibit 16.2 to this Form 8-K.

     (b) New independent accountants

     The Registrant has engaged Green, Holman, Frenia & Company, L.L.P. ("GHF & Co.") as its new independent accountants as of September 8, 2000. The appointment of the new auditors was ratified by the Company's Board of Directors on September 8, 2000. During the most recent fiscal year and through September 8, 2000, the Registrant has not consulted with GHF & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K.


Item 7.  Financial Statement and Exhibits

     The following documents are filed herewith as exhibits:

     16.1 Letter from Vincent J. Batyr & Co., dated September 8,
          2000.

     16.2 Letter from Vincent J. Batyr & Co., dated October 5,
          2000.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 5, 2000

                         HAMILTON-McGREGOR INTERNATIONAL, INC.


                              /s/ Aron D. Scharf
                              Aron D. Scharf
                              President and Director

                           Exhibit 16.1


Vincent J. Batyr & Co.
Certified Public Accountants
27 North Broadway
Tarrytown, NY 10591
TEL: (914) 631-1240
FAX: (914) 631-1697

September 8, 2000

Mr. Aron D. Scharf, President,
Chairman and Treasurer
Hamilton McGregor International, Inc.
1719 Route 10 W, Suite 119
Parsippany, NJ 07054

Dear Mr. Scharf:

This is to confirm that the client-auditor relationship between Hamilton McGregor International, Inc. (Commission File Number
000-25619) and Vincent J. Batyr & Co. has ceased.

Sincerely,

/s/ Vincent J. Batyr
Vincent J. Batyr & Co.

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, N.W.
     Washington, D.C. 20549

                           Exhibit 16.2


October 5, 2000

Office of the Chief Accountant
SCEPS Letter File
Mail Stop 9-5
Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C. 20549

Re:     Hamilton-McGregor International, Inc.


Dear Sir/Madam:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the Change in Certifying Accountant, to be filed by our former client, Hamilton-McGregor International, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.


Yours truly,



 /s/ Vincent J. Batyr & Co.
Vincent J. Batyr & Co.